Exhibit 8

                      File Agreement dated October 20, 2000
                     Regarding Joint Filing of Schedule 13D

The undersigned hereby agree that:

(1) Each of them is individually eligible to use the Schedule 13D attached hereto;

(2)       The attached Schedule 13D is filed on behalf of each of them;

(3) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless they have reason to believe that such information is inaccurate.

                                          /s/   Mark Bolzern
                                          ------------------
                                          Name:  Mark Bolzern

                                          /s/   Stephen C. Herman
                                          -----------------------
                                          Name:  Stephen C. Herman

                                          /s/   Jeffrey I. Rassas
                                          -----------------------
                                          Name: Jeffrey I. Rassas

                                          /s/   Debi S. Rassas
                                          --------------------
                                          Name:  Debi S. Rassas

                                          /s/   David S. Shaw
                                          -------------------
                                          Name:  David S. Shaw

                                          /s/   Marion Shaw
                                          -----------------
                                          Name:  Marion Shaw

                                          Bomar Shaw Family Trust, LLC

                                          By: /s/  Marion Shaw
                                              ----------------
                                              Name:  Marion Shaw
                                              Title: General Partner

                                          MV3LP, LLLP

                                          By: /s/  Mark Bolzern
                                              -----------------
                                              Name:  Mark Bolzern
                                              Title: General Partner

                                          Hayjour Family Limited Partnership

                                          By: /s/  Debi S. Rassas
                                              -------------------
                                              Name:  Deborah Rassas
                                              Title: General Partner

                                          By: /s/  Jeffrey I. Rassas
                                              ----------------------
                                              Name:  Jeffrey I. Rassas
                                              Title: General Partner

                                          Kona Investments Limited Partnership

                                          By: /s/  Steven C. Herman
                                              ---------------------
                                              Name:  Steven C. Herman
                                              Title: General Partner